    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 1997



                                                      REGISTRATION NO. 333-37261

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              PEOPLES BANCORP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  OHIO                                      6711                                   31-0987416
    (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               CLASSIFICATION CODE NO.)                    IDENTIFICATION NO.)

                            ------------------------

                               138 PUTNAM STREET
                                  P.O. BOX 738
                              MARIETTA, OHIO 45750
                                 (614) 373-3155
    (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                         ------------------------------

                           ROBERT E. EVANS, PRESIDENT
                              PEOPLES BANCORP INC.
                               138 PUTNAM STREET
                                  P.O. BOX 738
                              MARIETTA, OHIO 45750
                                 (614) 373-3155
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                         ------------------------------

                                WITH A COPY TO:

 CHARLES R. HUNSAKER, ESQ.       REBECCA R. JACKSON          NORMAN B. ANTIN, ESQ.
   Peoples Bancorp Inc.          President and Chief        KENNETH B. TABACH, ESQ.
     138 Putnam Street            Executive Officer         Elias, Matz, Tiernan &
       P.O. Box 738             Gateway Bancorp, Inc.           Herrick L.L.P.
   Marietta, Ohio 45750          2717 Louisa Street          734 15th Street, N.W.
      (614) 373-3155           Cattlettsburg, Kentucky      Washington, D.C. 20005
                                        41129                   (202) 347-0300
                                   (606) 739-4126

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.


    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /


                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    The exhibits and financial statement schedules filed as a part of this Registration Statement are as follows:

    (a) List of Exhibits:


EXHIBIT NO.                                            EXHIBIT                                             LOCATION
------------  -----------------------------------------------------------------------------------------  -------------
   2(a)       Agreement and Plan of Merger, dated as of June 17, 1997, as amended as of September 2,              (1)
              1997, between Peoples and Gateway, including a related Plan of Merger, attached as
              Exhibit B thereto
   2(b)       Stockholders Agreement, dated as of June 17, 1997, between Peoples and certain                       *
              stockholders of Gateway
   3(a)(i)    Amended Articles of Incorporation of Peoples as filed with the Ohio Secretary of State on           (2)
              May 3, 1993
   3(a)(ii)   Certificate of Amendment to Amended Articles of Incorporation of Peoples as filed with              (3)
              the Ohio Secretary of State on April 9, 1996
   3(a)(iii)  Amended Articles of Incorporation of Peoples (reflecting amendments through April 9,                (3)
              1996) [for purposes of Commission reporting compliance only; not filed with the Ohio
              Secretary of State]
   3(b)       Regulations of Peoples                                                                              (2)
   4          Pledge Agreement dated March 18, 1997, between Peoples and Fountain Square Commercial                *
              Funding Corp.
   5          Opinion of Charles R. Hunsaker regarding legality of securities being registered
   8          Opinion of Elias, Matz, Tiernan & Herrick L.L.P. regarding certain federal income tax consequences
   10(a)      Deferred Compensation Agreement dated November 16, 1976 between Robert E. Evans and The             (4)
              Peoples Banking and Trust Company, as amended March 13, 1979
   10(b)      Peoples Bancorp Inc. Retirement Savings Plan (Amended and Restated Effective January 1,             (5)
              1996)
   10(c)      Peoples Bancorp Inc. Retirement Plan and Trust (Amended and Restated Effective January 1,           (5)
              1989)
   10(d)      Summary of the Incentive Bonus Plan of Peoples Bancorp Inc. effective for calendar year             (7)
              ended December 31, 1996
   10(e)      Summary of the Performance Compensation Plan of Peoples Bancorp Inc. effective for                  (6)
              calendar year beginning January 1, 1997
   10(f)      Peoples Bancorp. Inc. Amended and Restated 1993 Stock Option Plan                                   (8)
   10(g)      Form of Stock Option Agreement used in connection with grant of non-qualified stock                 (5)
              options under Peoples Bancorp Inc. Amended and Restated 1993 Stock Option Plan
   10(h)      Form of Stock Option Agreement dated May 20, 1993, used in connection with grant of                 (5)
              incentive stock options under Peoples Bancorp Inc. Amended and Restated 1993 Stock Option
              Plan
   10(i)      Form of Stock Option Agreement dated November 10, 1994, used in connection with grant of            (5)
              incentive stock options under Peoples Bancorp Inc. Amended and Restated 1993 Stock Option
              Plan

EXHIBIT NO.                                            EXHIBIT                                             LOCATION
------------  -----------------------------------------------------------------------------------------  -------------
   10(j)      Peoples Bancorp Inc. 1995 Stock Option Plan                                                         (9)
   10(k)      Form of Stock Option Agreement used in connection with grant of non-qualified stock                 (5)
              options to non-employee directors of Peoples under Peoples Bancorp Inc. 1995 Stock Option
              Plan
   10(l)      Form of Stock Option Agreement used in connection with grant of non-qualified stock                 (5)
              options to non-employee directors of Peoples' subsidiaries under Peoples Bancorp Inc.
              1995 Stock Option Plan
   10(m)      Deferred Compensation Plan for Directors of Peoples Bancorp, Inc. and Subsidiaries                   *
   13         Peoples Bancorp, Inc. Annual Report to Shareholders for the fiscal year ended December              (6)
              31, 1996 [not deemed filed except for portions thereof which are specifically incorporated into this Registration Statement on Form S-4]
   21         Subsidiaries of Peoples                                                                             (6)
   23(a)      Consent of Charles R. Hunsaker (contained in the opinion included as Exhibit 5)                 --
   23(b)      Consent of Elias, Matz, Tiernan & Herrick L.L.P. (contained in the opinion included as          --
              Exhibit 8)
   23(c)      Consent of Ernst & Young LLP                                                                         *
   23(d)      Consent of Coopers & Lybrand L.L.P.                                                                  *
   23(e)      Consent of Kelley, Galloway & Company P.C.                                                           *
   23(f)      Consent of Friedman, Billings, Ramsey & Co., Inc.                                                    *
   24         Powers of Attorney (included in the signature page to the initial filing of this                --
              Registration Statement)
   99(a)      Form of proxy for the Gateway special meeting                                                        *


------------------------


*   Previously filed.


(1) Exhibit is attached as Appendix A to the Proxy Statement/Prospectus included herein.

(2) Incorporated herein by reference to Peoples' Registration Statement on Form 8-B filed July 20, 1993 (File No. 0-16772).

(3) Incorporated herein by reference to Peoples' Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (File No. 0-16772).

(4) Incorporated herein by reference to the Registration Statement on Form S-14 (Registration No. 2-68524) of Peoples Delaware, Peoples' predecessor.

(5) Incorporated herein by reference to Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 0-16772).

(6) Incorporated herein by reference to Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-16772).

(7) Incorporated herein by reference to Peoples Delaware's Annual Report on Form 10-K for fiscal year ended December 31, 1992 (File No. 0-16772).

(8) Incorporated herein by reference to Peoples' Registration Statement on Form S-8 filed August 25, 1993 (Registration No. 33-67878).

(9) Incorporated herein by reference to Peoples' Registration Statement on Form S-8 filed May 24, 1995 (Registration No. 33-59569).

    Peoples' management contracts or compensatory plans or arrangements consist of Exhibit Nos.
10(a)-(m) listed above.

    (b) Financial Statement Schedules.


    No financial statement schedules are filed because the required information is not applicable or is included in the consolidated financial statements or related notes.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marietta, State of Ohio, on the 24th day of October 1997.


                                PEOPLES BANCORP INC.

                                BY:             /S/ ROBERT E. EVANS
                                     -----------------------------------------
                                                  Robert E. Evans
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



  /s/ ROBERT E. EVANS
    ------------------------
    Robert E. Evans
    PRESIDENT, CHIEF           Date: October 24,
    EXECUTIVE OFFICER                1997
    AND DIRECTOR (PRINCIPAL
    EXECUTIVE OFFICER)

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    George W. Broughton*             1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    Wilford D. Dimit*                1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    Barton S. Holl*                  1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    Rex E. Maiden*                   1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    Norman J. Murray*                1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    Paul T. Theisen*                 1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------   Date: October 24,
    Thomas C. Vadakin*               1997
    DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------
    Joseph H. Wesel*           Date: October 24,
    CHAIRMAN OF THE BOARD            1997
    AND DIRECTOR

  /s/ ROBERT E. EVANS  for
    ------------------------
    Jeffrey D. Welch*          Date: October 24,
    TREASURER (PRINCIPAL             1997
    ACCOUNTING OFFICER)

  /s/ ROBERT E. EVANS  for
    ------------------------
    John W. Conlon*            Date: October 24,
    CHIEF FINANCIAL OFFICER          1997
    (PRINCIPAL
    FINANCIAL OFFICER)


------------------------


*Robert E. Evans has signed on behalf of each of the individuals in the capacities stated as their attorney-in-fact.

                                 EXHIBIT INDEX


EXHIBIT NO.                                           EXHIBIT                                             LOCATION
-----------  -----------------------------------------------------------------------------------------  -------------
      2(a)   Agreement and Plan of Merger, dated as of June 17, 1997, as amended as of September 2,
             1997 between Peoples and Gateway, including a related Plan of Merger, attached as Exhibit
             B thereto                                                                                       (1)
      2(b)   Stockholders Agreement, dated as of June 17, 1997, between Peoples and certain
             stockholders of Gateway                                                                          *
   3(a)(i)   Amended Articles to Incorporation of Peoples as filed with the Ohio Secretary of State on
             May 3, 1993                                                                                     (2)
  3(a)(ii)   Certificate of Amendment to Amended Articles of Incorporation of Peoples as filed with
             the Ohio Secretary of State on April 9, 1996                                                    (3)
  3(a)(iii)  Amended Articles of Incorporation of Peoples (reflecting amendments through April 9,
             1996) [for purposes of Commission reporting compliance only; not filed with the Ohio
             Secretary of State]                                                                             (3)
      3(b)   Regulations of Peoples                                                                          (2)
         4   Pledge Agreement dated March 18, 1997, between Peoples and Fountain Square Commercial
             Funding Corp.                                                                                    *
         5   Opinion of Charles R. Hunsaker regarding legality of securities being registered
         8   Opinion of Elias, Matz, Tiernan & Herrick L.L.P. regarding certain federal income tax consequences
     10(a)   Deferred Compensation Agreement dated November 16, 1976 between Robert E. Evans and The
             Peoples Banking and Trust Company, as amended March 13, 1979                                    (4)
     10(b)   Peoples Bancorp Inc. Retirement Savings Plan (Amended and Restated Effective January 1,
             1996)                                                                                           (5)
     10(c)   Peoples Bancorp Inc. Retirement Plan and Trust (Amended and Restated Effective January 1,
             1989)                                                                                           (5)
     10(d)   Summary of the Incentive Bonus Plan of Peoples Bancorp Inc. effective for calendar year
             ended December 31, 1996                                                                         (7)
     10(e)   Summary of the Performance Compensation Plan of Peoples Bancorp Inc. effective for
             calendar year beginning January 1, 1997                                                         (6)
     10(f)   Peoples Bancorp. Inc. Amended and Restated 1993 Stock Option Plan                               (8)
     10(g)   Form of Stock Option Agreement used in connection with grant of non-qualified stock
             options under Peoples Bancorp Inc. Amended and Restated 1993 Stock Option Plan                  (5)
     10(h)   Form of Stock Option Agreement dated May 20, 1993, used in connection with grant of incentive stock options under Peoples Bancorp Inc. Amended and Restated 1993 Stock Option
             Plan                                                                                            (5)
     10(i)   Form of Stock Option Agreement dated November 10, 1994, used in connection with grant of incentive stock options under Peoples Bancorp Inc. Amended and Restated 1993 Stock Option
             Plan                                                                                            (5)
     10(j)   Peoples Bancorp Inc. 1995 Stock Option Plan                                                     (9)
     10(k)   Form of Stock Option Agreement used in connection with grant of non-qualified stock options to non-employee directors of Peoples under Peoples Bancorp Inc. 1995 Stock Option
             Plan                                                                                            (5)
     10(l)   Form of Stock Option Agreement used in connection with grant of non-qualified stock options to non-employee directors of Peoples' subsidiaries under Peoples Bancorp Inc.
             1995 Stock Option Plan                                                                          (5)
     10(m)   Deferred Compensation Plan for Directors of Peoples Bancorp, Inc. and Subsidiaries               *
        13   Peoples Bancorp, Inc. Annual Report to Shareholders for the fiscal year ended December
             31, 1996 [not deemed filed except for portions thereof which are specifically
             incorporated into this Registration Statement on Form S-4]                                      (6)

EXHIBIT NO.                                           EXHIBIT                                             LOCATION
-----------  -----------------------------------------------------------------------------------------  -------------
        21   Subsidiaries of Peoples                                                                         (6)
     23(a)   Consent of Charles R. Hunsaker (contained in the opinion included as Exhibit 5)                 --
     23(b)   Consent of Elias, Matz, Tiernan & Herrick L.L.P. (contained in the opinion included as
             Exhibit 8)                                                                                      --
     23(c)   Consent of Ernst & Young LLP                                                                     *
     23(d)   Consent of Coopers & Lybrand L.L.P.                                                              *
     23(e)   Consent of Kelley, Galloway & Company P.C.                                                       *
     23(f)   Consent of Friedman, Billings, Ramsey & Co., Inc.                                                *
        24   Powers of Attorney (included in the signature page to the initial filing of this
             Registration Statement)                                                                         --
     99(a)   Form of proxy for the Gateway special meeting                                                    *


------------------------


*   Previously filed.


(1) Exhibit is attached as Appendix A to the Proxy Statement/Prospectus included herein.

(2) Incorporated herein by reference to Peoples' Registration Statement on Form 8-B filed July 20, 1993 (File No. 0-16772).

(3) Incorporated herein by reference to Peoples' Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (File No. 0-16772).

(4) Incorporated herein by reference to the Registration Statement on Form S-14 (Registration No. 2-68524) of Peoples Delaware, Peoples' predecessor.

(5) Incorporated herein by reference to Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 0-16772).

(6) Incorporated herein by reference to Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-16772).

(7) Incorporated herein by reference to Peoples Delaware's Annual Report on Form 10-K for fiscal year ended December 31, 1992 (File No. 0-16772).

(8) Incorporated herein by reference to Peoples' Registration Statement on Form S-8 filed August 25, 1993 (Registration No. 33-67878).

(9) Incorporated herein by reference to Peoples' Registration Statement on Form S-8 filed May 24, 1995 (Registration No. 33-59569).